                                                                     Prospectus






As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                    [LOGO]
                                                              November 28, 2003
                                                      Supplemented May 10, 2004



                                                                  Balanced Fund

                                                                    Equity Fund


[LOGO] Green Century Funds
                                                 An Investment For Your Future.

 TABLE OF CONTENTS


AN OVERVIEW OF THE FUNDS
Objectives, Strategies and Risks                                                1
----------------------------------------------------------------------------------
Annual Returns                                                                  4
----------------------------------------------------------------------------------
Fees                                                                            6
----------------------------------------------------------------------------------
ENVIRONMENTALLY RESPONSIBLE INVESTING
The Green Century Funds' Environmental Standards                                7
----------------------------------------------------------------------------------
Advocates for Corporate Environmental Responsibility                            9
----------------------------------------------------------------------------------
The Green Century Funds Support for Not-for-Profit Environmental Organizations  9
----------------------------------------------------------------------------------
YOUR ACCOUNT
Account Minimums                                                               10
----------------------------------------------------------------------------------
How to Purchase Shares                                                         10
----------------------------------------------------------------------------------
How to Sell Shares (Redemptions)                                               12
----------------------------------------------------------------------------------
Transaction Information                                                        13
----------------------------------------------------------------------------------
Shareholder Account Statements                                                 15
----------------------------------------------------------------------------------
Dividends and Taxes                                                            15
----------------------------------------------------------------------------------
Valuation of Shares                                                            17
----------------------------------------------------------------------------------
Shares and Voting Rights                                                       17
----------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS
The Green Century Balanced Fund                                                18
----------------------------------------------------------------------------------
The Green Century Equity Fund and the Index Portfolio                          18
----------------------------------------------------------------------------------
The Green Century Funds                                                        19
----------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS
The Green Century Balanced Fund                                                20
----------------------------------------------------------------------------------
The Green Century Equity Fund                                                  21
----------------------------------------------------------------------------------
The Master-Feeder Investment Fund Structure                                    22
----------------------------------------------------------------------------------
The Green Century Funds                                                        22
----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Green Century Balanced Fund                                                    24
----------------------------------------------------------------------------------
Green Century Equity Fund                                                      24
----------------------------------------------------------------------------------

 For information on the Green Century Funds, call 1-800-93-GREEN, e-mail us at: info@greencentury.com or visit www.greencentury.com. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

 AN OVERVIEW OF THE FUNDS

Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds (Green Century or the Funds) are an open-end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior. This prospectus describes the Green Century Balanced Fund and the Green Century Equity Fund.

THE FOLLOWING IS DESIGNED TO HELP YOU DECIDE WHETHER THE GREEN CENTURY FUNDS ARE APPROPRIATE FOR YOU. BELOW YOU WILL FIND INFORMATION ABOUT EACH FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, PERFORMANCE AND FEES.

What are the objectives of the Green Century Funds?

   The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

   The Green Century Equity Fund's objective is to achieve long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on social and environmental criteria.

What are the principal investment strategies?

   The Green Century Balanced Fund invests primarily in the stocks and bonds of environmentally responsible companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.

   The environmentally responsible companies in which the Balanced Fund invests have clean environmental records; many also make positive contributions toward actively promoting a healthier environmental future. Included in the latter category are companies that produce renewable energy products and those that offer effective remedies for existing environmental problems.

   The Green Century Balanced Fund seeks to invest in environmentally distinguished companies. In the Fund manager's experience, environmentally proactive companies tend to be small in size and tend to be growth rather than value companies. While the Fund may invest in companies of various sizes, the Fund may be, and often has been, more heavily weighted in smaller companies. The Fund may also invest in both growth and value stocks though it may be more heavily weighted in growth stocks. The bonds the Fund invests in may be of any maturity and credit quality. The Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds.

   The Green Century Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the Index Portfolio) which invests in the stocks which make up the Domini 400 Social Index/SM/ (the Index). The Index is comprised of the common stocks of 400 companies and is screened based on social and environmental criteria. The Index excludes those companies Green Century believes have the worst environmental and social records. In evaluating whether a company meets the criteria to be eligible for inclusion in the Index, its environmental performance, employee relations and corporate citizenship record are examined as well as the quality of its products. Companies that manufacture tobacco products or alcoholic beverages, derive any revenues from gambling enterprises or own or operate nuclear power plants are excluded from the Index as are major military contractors and firearms manufacturers.


   The weightings of the stocks are based on market capitalizations, which means the largest companies comprise a higher percentage of the Index and the Index is more heavily weighted in large than in small companies. As of December 31, 2003, the stocks included in the Index ranged in market capitalization from approximately $13 million to $297.8 billion. The Fund does not concentrate on a specific security or market sector. The Equity Fund is part of a master-feeder investment fund structure which means that the Fund invests in another registered investment company, the Index Portfolio, which has the same investment objective as the Fund.


   Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments. Although it is unlikely that the Fund will change this investment policy, the Fund will give its shareholders at least sixty days' prior notice of any change.

Are the Green Century Funds appropriate for me?

   Before investing in the Funds, you should carefully consider your investment goals, your timeline for achieving your goals and your tolerance for risk.

   The Green Century Balanced Fund may be appropriate if you want to be invested in the stock market for its long-term growth potential and also seek income from bond investments.

   The Green Century Equity Fund may be a suitable investment choice if you are seeking long-term growth from a portfolio of stocks.

   The Green Century Funds are not suitable if you are primarily seeking current income from investments, investing for a short period of time or are uncomfortable with the volatility of the stock market.

What are the risks?

   Both Green Century Funds are heavily invested in stocks. Like all funds invested in stocks, each Green Century Fund's share price will fluctuate daily depending on the performance of the companies that comprise each Fund's investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them. You may lose money by investing in the Funds. Also, as with any mutual fund, there can be no guarantee that either of the Green Century Funds will achieve its objective.

   The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria.

   The Green Century Balanced Fund may be, and often has been, more heavily weighted in small companies which involves greater risk than investing in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations.


   The Balanced Fund also has risks associated with investing in bonds. The Balanced Fund could lose money or underperform other investments if interest rates go up, causing the price of bonds and other fixed income securities to go down and reducing the value of the Balanced Fund's investments. Prices of longer-term bonds generally increase or decrease more sharply than those of shorter-term bonds in response to interest rate changes. The Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds which involves greater risk than investing in more highly rated bonds, including the possibility of late payments, default or bankruptcy. A significant portion of the Fund's fixed income investments have often been in below investment grade bonds. Higher yielding bonds may also be more negatively impacted by interest rate changes than higher quality bonds.


   Further, the Balanced Fund may have an annual portfolio turnover rate higher than that of other mutual funds with the same investment objective, resulting in greater transaction costs and potentially increased taxable capital gains distributions.

   The Green Century Equity Fund invests essentially all of its assets in the stock market. As with all equity funds, the share price will fluctuate and may fall if the market as a whole declines or the value of the companies in which it invests falls. The large companies in which the Fund's portfolio is invested may perform worse than the stock market as a whole. The Fund will invest in the Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market.

How have the Funds performed in the past?


   The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and by comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future (before and after taxes).


Annual Total Returns for Years Ended December 31

                                    [CHART]


Green Century Balanced Fund


1993   1994  1995   1996   1997    1998   1999   2000    2001    2002    2003
----   ----  -----  -----  -----   -----  -----  -----   -----  ------  ------
-0.47  -4.28  18.26  25.02  19.00  -10.10  76.39  13.24  -13.63  -37.07  63.47



                                    [CHART]


Green Century Equity Fund



1993* 1994* 1995* 1996   1997   1998   1999    2000    2001    2002    2003
----  ----  ----- -----  -----  -----  -----   -----   -----   -----   -----
5.75 -1.10  35.09 21.26  35.71  32.32  21.97  -15.52  -13.29  -21.09   26.34




As of March 31, 2004, the year-to-date return for the Green Century Balanced Fund was (0.44)%. As of the same date, the year-to-date return for the Green Century Equity Fund was 1.75%.


    Green Century Balanced Fund         Green Century Equity Fund
    Best Quarter Ended 12/31/99  52.63% Best Quarter Ended 12/31/98  24.46%
    Worst Quarter Ended 9/30/01 -28.23% Worst Quarter Ended 9/30/02 -17.29%

Average Annual Total Returns For the Periods Ended December 31, 2003

                                                                             1 Year 5 Years  10 Years Since Inception
Green Century Balanced Fund
   (Inception date March 18, 1992)
       Return before taxes                                                   63.47%  12.16%   10.39%        9.16%

       Return after taxes on distributions/1/                                63.00%  10.89%    8.66%        7.68%

       Return after taxes on distributions and sale of Fund shares/1,2/      41.29%  10.08%    8.22%        7.28%

   S&P 500(R) Index                                                          28.68%  (0.57)%  11.07%       11.01%

   Lehman Brothers Aggregate Bond Index                                       4.10%   6.62%    6.95%        7.55%

   Lipper Balanced Fund Index                                                19.94%   2.95%    8.27%        8.73%

Green Century Equity Fund
   (Inception date June 3, 1991)*
       Return before taxes                                                   26.34%  (2.29)%   9.99%        9.93%

       Return after taxes on distributions/1/                                26.33%  (2.69)%   8.22%        8.38%

       Return after taxes on distributions and sale of Fund shares/1,2/      17.14%  (2.01)%   7.72%        7.85%

   S&P 500(R) Index                                                          28.68%  (0.57)%  11.07%       10.97%



*The Green Century Equity Fund, which commenced operations in September 1995, invests all its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Portfolio). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

(1)The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)Each Fund's returns after taxes on distributions and sale of Fund shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholders may deduct the capital losses in full. In some cases, the return after taxes may exceed the return before taxes due to the assumed tax benefit from the deduction of capital losses.

What fees and expenses will I pay?

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.

                                                                                              Balanced Fund   Equity Fund/3/
  Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases                                               --              --
     Maximum Deferred Sales Charge (Load)                                                           --              --
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions            --              --
     Redemption Fee/1/                                                                            2.00%           2.00%
     Exchange Fee                                                                                   --              --
  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
     Management Fees                                                                              0.75%           0.20%
     Distribution (12b-1) Fees                                                                    0.25%             --
     Other Expenses:
       Administrative Fees/2/                                                                     1.44%           1.26%
       Other Fees                                                                                   --            0.04%
  Total Annual Fund Operating Expenses                                                            2.44%           1.50%



(1)If you redeem or exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed or exchanged. However, the redemption fee will not apply to redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions. A fee of $10.00 is charged for redemptions by wire. There is no additional charge for redemptions paid by check.

(2)Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.
(3)For the Equity Fund, the table and the following example reflect the aggregate fees and expenses of the Equity Fund and of the Index Portfolio in which it invests its assets.

Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year 3 Years 5 Years 10 Years
                 Balanced Fund  $247   $761    $1301   $2776
                 Equity Fund    $153   $474    $ 818   $1791

 ENVIRONMENTALLY RESPONSIBLE INVESTING


THE GREEN CENTURY FUNDS' ENVIRONMENTAL STANDARDS

Environmentally responsible investing is investing based on your financial goals and your environmental values. While each Green Century Fund shares a commitment to environmental responsibility, each Fund employs a different strategy. This section is dedicated to describing Green Century's environmentally responsible investment strategies.

The Green Century Balanced Fund strives to invest in companies whose business is to protect the environment, and companies that have taken steps to minimize their environmental impact. The Fund seeks to invest in businesses committed to actively promoting a healthier environment and a sustainable future. Such commitments might include producing renewable energy, recycling waste, providing appropriate technology for sustainable agriculture and offering effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders. Thus, for both environmental and financial reasons, Green Century applies rigorous selection criteria concerning the environmental behavior of the companies in which the Fund invests.

Environmental companies included in the portfolio develop products or processes that solve environmental problems in areas such as: alternative energy production, energy efficiency, water treatment and conservation, air pollution control, resource recovery, and pollution prevention. This category includes companies whose primary business is related to improving the environment and companies which have developed important environmental products or services as a significant component of their business.


Companies in the portfolio may also include environmentally benign companies whose overall impact on the environment, as measured by their consumption of natural resources, toxic emissions, environmental liabilities, solid waste generation and compliance with environmental law, is minimal but not necessarily nonexistent. Winslow Management Company (Winslow), the Subadviser of the Balanced Fund, in cooperation with Green Century Capital Management, works with companies that do not have an articulated proactive environmental strategy to help them craft a comprehensive and proactive environmental program. (See also further discussion of Winslow on page 18.)


The Balanced Fund also invests in what Green Century Capital Management and Winslow perceive as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can be environmentally responsible.

Finally, environmentally responsible companies include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address the problems and minimize their impact on the environment. Turnaround companies include those who have abandoned certain products or processes that have been proven harmful to the environment, significantly reduced toxic emissions, or adopted broadscale pollution prevention and waste minimization programs.

The Green Century Equity Fund invests substantially all its assets in the Index Portfolio which invests in the 400 companies which make up the Index. The Index is screened to exclude those companies with the worst environmental and social records. This strategy directs environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility. Green Century believes this creates an incentive for companies to become better environmental citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful or when the company itself behaves in an unethical manner. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.

In evaluating stocks for inclusion in the Index, KLD Research & Analytics, Inc.
(KLD) considers a company's environmental performance; employee relations; corporate citizenship; product-related issues; and attitudes with regard to consumer issues.

Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels, products and services. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects including its relations with indigenous people. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products, firearms or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle. From time to time, KLD may, at its discretion, choose to apply additional criteria or to modify the application of the criteria described here.

Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Green Century Funds usually invest in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

ADVOCATES FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and is actively involved in advocating for greater corporate environmental accountability.

Green Century Capital Management advocates for more environmentally responsible policies at the companies in which the Funds invest, as well as at companies in which neither Fund has invested. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; advocate for more responsible environmental, health and safety policies; and support more environmentally friendly production and purchasing policies. Green Century Capital Management is committed to pursuing demands for improved corporate environmental responsibility.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ENVIRONMENTAL ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment-efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The organizations which founded and own Green Century Capital Management are:
California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Citizen Lobby, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).

 YOUR ACCOUNT

 For information on the Green Century Funds, call 1-800-93-GREEN. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

   This section describes various shareholder policies including:
  .  account minimums
  .  how to purchase and sell shares
  .  dividends and taxes
  .  valuation of shares
  .  a description of voting rights and liabilities

 ACCOUNT MINIMUMS

 To Open an Account

Regular Investment Account                                           $2,000
Individual Retirement Account--Traditional IRA, Roth IRA and SEP-IRA   $500
Coverdell Education Savings Account (formerly Education IRA)           $500
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)               $500

 No minimum initial investment is required for investors who wish to open an account with a $100 or more a month Automatic Investment Plan.

 To Add to an Account

By Check, Wire or Exchange   $100
By Automatic Investment Plan  $50

 Minimum Balances
         Shareholders are encouraged to maintain a share balance of at least $1,000. Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $500 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

 HOW TO PURCHASE SHARES

 Opening an Account

 To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: In order to open a new account, the Funds are required to obtain and verify the name, street address, date of birth, and Social Security number or taxpayer identification number for each person who opens an account. Please complete this information on the account registration form.

 Mail
         To open an account by check, please complete and sign the registration form. See also Purchases by Check on page 13. Mail the form with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, Indiana 46206-6110


 Wire
         You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' bank. Your bank may impose a fee for sending a wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

         Please call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time to obtain an account number and for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:
                 Union Federal Savings Bank of Indianapolis, Indiana
                 ABA#: 274070484
                 DDA#: 590144707
                 Green Century Balanced Fund OR Green Century Equity Fund For Further Credit: Your Name and Your Green Century Funds Account Number

 Exchange
         You may also open an account in one Fund by exchanging shares with a value of $2,000 or more ($500 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.

         To exchange by telephone, call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.


         If you exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares exchanged. However, the redemption fee will not apply to exchanges of shares acquired through the reinvestment of dividends or distributions. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being exchanged. Under this method, the date of exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

 Automatic
 Investment
         You may open an account with no initial investment if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

 Making Additional Investments

 Mail

         You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to the following address. See also Purchases by Check on page 13.
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, IN 46206-6110


 Wire
         You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow.
                 Union Federal Savings Bank of Indianapolis, Indiana
                 ABA#: 274070484
                 DDA#: 590144707
                 Green Century Balanced Fund OR Green Century Equity Fund
                 For Further Credit: Your Name and Your Green Century Funds Account Number

 Exchange
         Follow instructions in "Exchange" under "Opening an Account".

 Automatic Investment Plan
         You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN or email info@greencentury.com for an Automatic Investment Plan form. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 6110, Indianapolis, IN 46206-6110.

 HOW TO SELL SHARES (REDEMPTIONS)


 You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 14. If you redeem your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed. However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of redemption or exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.


 Telephone
         THIS IS THE QUICKEST AND EASIEST WAY TO SELL FUND SHARES. IN
         ORDER TO BE ABLE TO REDEEM YOUR SHARES BY TELEPHONE, YOU MUST ELECT THIS OPTION ON YOUR REGISTRATION FORM WHEN YOU OPEN YOUR ACCOUNT. If you did not elect telephone redemption on your registration form and now wish to redeem by telephone, call 1-800-221-5519 for more information. If you elected telephone redemption on your registration form, call 1-800-221-5519 to request either that the monies be wired or sent by check to the authorized bank account listed on your registration form or that a check be sent to you at the address listed on your registration form. You must also provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. There will be a charge for all wire redemptions. There is no charge for redemption by check. If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed registration form. Telephone redemption is not available for shares held in IRA accounts.

 Mail
         In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Mail your letter to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, IN 46206-6110


 Sign your name(s) exactly as it appears on your account statement. FOR YOUR PROTECTION AND TO PREVENT FRAUDULENT REDEMPTIONS, WE REQUIRE A SIGNATURE GUARANTEE FOR THE SIGNATURE OF EACH PERSON IN WHOSE NAME THE ACCOUNT IS REGISTERED ON WRITTEN REDEMPTION REQUESTS. YOU CAN OBTAIN A SIGNATURE GUARANTEE FROM MOST BANKS, BROKERAGE FIRMS AND SAVINGS INSTITUTIONS. All documentations requiring a signature guarantee must use a "New Technology" Medallion Signature Guarantee stamp. Neither a notary public nor organizations which do not provide reimbursement in the case of fraud may provide a signature guarantee. The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call 1- 800-221-5519.


TRANSACTION INFORMATION

Purchases by Check. Checks must be made payable to the Green Century Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, credit card checks, cashiers checks, money orders or counter checks will be accepted. Checks written to open accounts must include an address which matches the address on the registration form. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. If you purchase shares by check and redeem them within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. Redemption requests by telephone, including exchanges, will be accepted prior to the expiration of the 15-day period if your check has cleared. If you purchase shares by Federal funds wire, you may avoid this delay.

Customer Identification Verification Procedures. Federal law requires all financial institutions, including the Green Century Funds, to obtain, verify and record information that identifies each person who opens an account. In order to open a new account, the Funds will ask you for your name, street address, date of birth, and Social Security or Tax Identification Number. If the Funds or their Transfer Agent do not have a reasonable belief as to the identity of a customer, the account may be rejected or the shareholder may be blocked from conducting further transactions on the account in accordance with applicable law until such information is received in good order. The Funds also reserve the right to close an account within 20 business days of the date the account was opened at the net asset value of the Fund on the day the account is closed if clarifying information or documentation as to the identity of the shareholder is not received. The Funds further reserve the right to close an account if, in the opinion of the Funds or their Transfer Agent, the account is suspected of being opened for fraud or money laundering purposes. The Funds or their Transfer Agent will correspond with the prospective shareholders advising them of the reasons their account has been rejected and what, if any, information as required by the USA PATRIOT Act is necessary to allow the account to be accepted.

Account Information Changes. To change information regarding an account (including a new address, change of beneficiary, or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Include your Green Century account number, as well as your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 317-266-8756. You may confirm receipt of this information by calling Green Century shareholders services at 1-800-221-5519.

Large Redemptions. If during any 90-day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's assets if that percentage is less than $250,000), the Funds reserve the right to pay all or part of the redemption proceeds in-kind, that is, in securities rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Confirmation of Transactions. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.

Share Price Calculation. Once each day that the New York Stock Exchange is open for trading, the share price for each Fund is calculated. This is the Fund's Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased and/or sold at the next share price calculated after your order is received in good form.

Processing Time. The Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in good order, but may take up to seven days (or longer in the case of shares recently purchased by check). All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date. Note however that if you redeem shares within 60 days of purchase, a 2% redemption fee will be charged. For additional information, see How to Sell Shares (Redemptions) on page 12.

Tax Information. A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on Dividends and Taxes.

Social Security or Tax Identification Number. Please be sure to complete the Social Security or Tax Identification Number section of the Funds' registration form when you open an account with the Green Century Funds. Federal tax law requires the Funds to withhold 28% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.

Individual Retirement Accounts (IRAs) and Tax Deferred Accounts. Shares of the Funds are available for Individual Retirement Accounts (IRAs), Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), SIMPLE IRAs, Coverdell Education Savings Accounts (formerly Education IRAs) and 403(b)(7) accounts. For further information and to receive the appropriate forms, please call 1-800-93-GREEN.


Telephone Transaction Liability. All investors may initiate transactions (except redemptions) by telephone upon opening an account. TO REDEEM SHARES BY TELEPHONE, YOU MUST ELECT THIS OPTION IN WRITING. SEE PAGE 13 FOR FURTHER INFORMATION. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.


Reservations. Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares including, for example, if such purchase or exchange involves market timing or short term trading activity in the opinion of the Funds. Each Fund may also modify the conditions of purchase at any time. Each Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail. The Funds reserve the right to adopt and implement policies to prevent excess trading and requiring the redemption of shares.

SHAREHOLDER ACCOUNT STATEMENTS

Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually as of the next business day after the purchase or redemption request is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

DIVIDENDS AND TAXES

The Funds normally declare and pay income dividends, if any, semi-annually in June and December and distribute net capital gains, if any, once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.

You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

The following discussion is very general. You may wish to consult a tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Unless you hold your shares in a tax-exempt account, including a retirement account such as an IRA, you will normally have to pay federal income taxes, and any state or local taxes, on distributions you receive from a Fund, whether you take the distributions in cash or have them reinvested in additional shares. Non-corporate shareholders may be taxed at reduced rates on distributions designated by a Fund as "qualified dividend income". "Qualified dividend income" generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains without regard to the length of time you have held your shares. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions by a Fund will reduce that Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Prospective investors in a Fund should read that Fund's account registration form for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

VALUATION OF SHARES

The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding.

To determine the value of its assets, the Balanced Fund typically uses the current market price of the securities it holds. When a market price is not available, or when the Balanced Fund has reason to believe that the price does not reflect market realities, the Balanced Fund may value securities instead by using methods approved by the Board of Trustees. In such a case, the Balanced Fund's value for a security may be different from quoted market values. To determine the value of its assets, the Equity Fund uses the value of its interest in the Index Portfolio which is determined based on the current market value of the securities held by the Index Portfolio less its liabilities times the percentage which represents the Fund's share of the Index Portfolio.

The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). For share prices 24 hours a day, call 1-800-221-5519.

SHARES AND VOTING RIGHTS

As with other mutual funds, investors purchase shares when they put money in a Fund. Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a Fund's income and capital gain distributions
  . Cast one vote per share on certain Fund matters, including the election of the Funds' trustees and changes in fundamental policies.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS


THIS SECTION PROVIDES DETAILS ON HOW THE FUNDS ARE ORGANIZED AND WHO MANAGES THE FUNDS.

The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust. The Green Century Funds are a diversified open-end management investment company, a mutual fund. The Funds are governed by a Board of Trustees which meets regularly to review the Funds' investments, performance, expenses, environmental criteria, compliance with laws and regulations governing mutual funds and other business affairs. The Index Portfolio is governed by its Board of Trustees.

THE GREEN CENTURY BALANCED FUND

Investment Adviser. Green Century Capital Management, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.


Subadviser. Winslow Management Company (Winslow), 60 State Street, Boston, Massachusetts 02109, serves as the Subadviser for the Balanced Fund. Winslow, a division of Adams, Harkness & Hill, Inc. (AHH), conducts the day-to-day investment management for the Balanced Fund consistent with the guidelines set by Green Century Capital Management. Winslow uses a fundamental security analysis of each investment. The qualitative approach is complemented with quantitative and technical analyses that rank a large group of securities based on several factors.

Winslow has managed investments in environmental and environmentally responsible companies since 1984. Winslow has been a division of AHH since April 1, 1999 and formerly was a division of Eaton Vance Management. On March 29, 2004, the shareholders of AHH approved a corporate restructuring of AHH. Under the terms of the restructuring, Winslow would become a wholly owned subsidiary of AHH. Winslow will continue to serve as the Subadviser for the Balanced Fund. The corporate restructuring is expected at this time to occur on or about June 1, 2004. The restructuring is subject to the approval of the NYSE and the NASD.

Mr. Jackson W. Robinson has served as the day-to-day portfolio manager of the Balanced Fund since July 1, 1995 and will continue to serve as the portfolio manager following the corporate restructuring described above. Mr. Robinson has served as President of Winslow since 1984. Winslow is paid by the Adviser (not the Fund). As of September 30, 2003, Winslow had $232 million in assets under management.


Fees. For the services Green Century Capital Management and Winslow provided to the Balanced Fund during the fiscal year ended July 31, 2003, they received a total of 0.75% of the average daily net assets of the Fund.

THE GREEN CENTURY EQUITY FUND AND THE INDEX PORTFOLIO

Investment Manager. Domini Social Investments LLC, 536 Broadway, New York, New York 10012 (DSIL) provides investment supervisory services, operational support and administrative services to the Index

Portfolio. DSIL was organized in April, 1997. It was formed by principals of KLD, the former investment adviser for the Index Portfolio, and other investment company and marketing professionals.

Investment Submanager. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111 (SSgA) provides investment submanagement services to the Index Portfolio on a day-to-day basis. SSgA determines what securities shall be purchased, sold or exchanged to track the composition of the Index. SSgA does not determine the composition of the Index.

SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2003, SSgA had approximately $84 billion in assets under management. SSgA is paid by DSIL (not by the Index Portfolio or the Equity Fund.)

Fees. For services DSIL and SSgA provided to the Index Portfolio during the fiscal year ended July 31, 2003, they received a total of 0.20% of the average daily net assets of the Index Portfolio, after waivers.

THE GREEN CENTURY FUNDS

Administrator. Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except the investment advisory fees, if any; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

For its services, the Administrator received annual fees of 1.44% of the Balanced Fund's average daily net assets and 1.26% of the Equity Fund's average daily net assets for the Funds' most recent fiscal year.

Subadministrator. UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the Funds. UMBFS is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Funds). UMBFS and its affiliates provided administration, fund accounting, transfer agent and/or distribution services to 37 fund families representing over $38 billion in assets as of September 30, 2003.

Distributor and Distribution Plan. UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Funds. The Board of Trustees of Green Century has adopted a Distribution Plan for the Balanced Fund in accordance with Rule 12b-1 after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Balanced Fund pays a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transfer Agent. Unified Fund Services, Inc. (Unified) is the transfer agent and shareholder services provider for the Green Century Funds. As of September 30, 2003, Unified provided services to 30 fund groups representing over $11.8 billion in assets.

Custodian. Investors Bank & Trust Company (IBT) is the custodian for the Green Century Funds and the Index Portfolio. As of September 30, 2003, IBT had approximately $956 billion in assets under custody and provided services for approximately 70 mutual fund groups.

Auditors. KPMG LLP are the independent auditors of the Green Century Funds and the Index Portfolio.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


THIS SECTION PROVIDES A DETAILED DESCRIPTION OF THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. THE STATEMENT OF ADDITIONAL INFORMATION PROVIDES FURTHER INFORMATION REGARDING THE INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUNDS.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund's investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund's standards for corporate environmental responsibility. The Balanced Fund's assets may be invested in: common stock, preferred stock and other equity securities, bonds and other fixed income securities, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities.

There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.

Zero Coupon Securities. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

High Yield Debt Securities. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by S&P or Caa or higher by Moody's or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of July 31, 2003, 29.19% of the net assets of the Balanced Fund were invested in below investment grade securities.

While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund's investment objective is to achieve long-term total return which matches the performance of the Index, an index of stocks of 400 companies selected by using social and environmental criteria. It invests substantially all of its assets in the Index Portfolio, a diversified portfolio of 400 common stocks. Since the investment characteristics of the Equity Fund will correspond to those of the Index Portfolio, the following is a description of the Index Portfolio's investment policies.

The Index Portfolio invests substantially all of its assets in the common stocks comprising the Index, developed and maintained by KLD. The Index Portfolio is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. In constructing the Index, KLD first considers companies' environmental and social records. KLD also seeks to maintain a broad representation of industries in the Index, although certain industry sectors will be excluded entirely based on the social criteria. KLD may also exclude from the Index companies which are in bankruptcy or which KLD believes may soon be bankrupt. The weightings of the stocks comprising the Index are based upon market capitalization. To keep portfolio turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. KLD may however remove a company from the Index if it has been acquired by another company, if it is no longer financially viable, or because its social profile has deteriorated. The criteria used in developing and maintaining the Index involve subjective judgment by KLD. The Index Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index.

The Index Portfolio may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies KLD's social criteria. The Index Portfolio's policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the Index and in order to meet anticipated redemption requests. The Index Portfolio may also invest in such securities for temporary defensive purposes. This may adversely affect the Index Portfolio's performance.

The Index Portfolio buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the Index. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, reflects the judgment of the Index Portfolio's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Portfolio. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio and the weightings of the securities in the Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Index Portfolio's ability to duplicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Index Portfolio as well as the Index Portfolio's expenses.

THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

Unlike other mutual funds which directly manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. Other mutual funds or institutional investors may also invest in the Index Portfolio on the same terms and conditions as the Equity Fund and pay a proportionate share of the Index Portfolio's expenses. However, the other investors may sell their shares at different prices than the Equity Fund due to variations in sales commissions and operating expenses; these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Portfolio. Such differences in returns are also present in other mutual fund structures.

The Equity Fund may withdraw its investment from the Index Portfolio if the Board of Trustees of Green Century determines that it is in the best interest of the Equity Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including the investment of the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets.

THE GREEN CENTURY FUNDS

Foreign Securities. While both Funds and the Index Portfolio emphasize investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 25% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depository Receipts ("ADRs") and the Balanced Fund may invest in Global Depository Receipts ("GDRs") with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks and obligations issued or guaranteed by foreign governments or political subdivisions thereof.

Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Any foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Portfolio Turnover. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The Balanced Fund's portfolio turnover rate for the fiscal years ended July 31, 2001, 2002 and 2003 were 91%, 70% and 94% respectively.

Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Index. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 2001, 2002 and 2003 were 19%, 13% and 8% respectively.

Investment Restrictions. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Portfolio's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Portfolio, and the Index Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. An industry must represent 25% or more of the Index before the Index Portfolio may invest more than 25% of its assets in that industry. If the Index Portfolio were to concentrate its investments in a single industry, the Index Portfolio and the Equity Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Funds and the Index Portfolio. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

The investment objective of the Balanced Fund is not fundamental and may be changed without the approval of the shareholders. The investment objectives of the Equity Fund and the Index Portfolio also are not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental.

 FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report which is available upon request.

Green Century Balanced Fund Financial Highlights

                                                                   For the Years Ended July 31,
                                                          ----------------------------------------------
                                                            2003      2002      2001      2000     1999
Net Asset Value, beginning of year....................... $  10.30  $ 15.94   $ 23.56   $ 12.21  $ 12.68
                                                          --------  -------   -------   -------  -------
Income from investment operations:
  Net investment income..................................     0.16     0.14      0.10      0.07     0.11
  Net realized and unrealized gain (loss) on investments.     3.59    (5.66)    (4.10)    11.35     0.40
                                                          --------  -------   -------   -------  -------
  Total increase (decrease) from investment operations...     3.75    (5.52)    (4.00)    11.42     0.51
                                                          --------  -------   -------   -------  -------
Less dividends and distributions:
  Dividends from net investment income...................   (0.17)    (0.12)    (0.11)    (0.07)   (0.11)
  Distributions from net realized gains..................       --       --     (3.51)       --    (0.87)
                                                          --------  -------   -------   -------  -------
Total decrease from dividends and distributions..........    (0.17)   (0.12)    (3.62)    (0.07)   (0.98)
                                                          --------  -------   -------   -------  -------
Net Asset Value, end of year............................. $  13.88  $ 10.30   $ 15.94   $ 23.56  $ 12.21
                                                          ========  =======   =======   =======  =======
Total return.............................................    36.83%  (34.80)%  (19.19)%   93.54%    4.93%
Ratios/Supplemental data:
  Net assets, end of year (in 000's).....................  $71,306  $36,225   $63,654   $55,081  $15,269
  Ratio of expenses to average net assets................    2.44%     2.39%     2.35%     2.48%    2.50%
  Ratio of net investment income to average net assets...    1.51%     0.95%     0.60%     0.50%    1.00%
  Portfolio turnover.....................................      94%       70%       91%      116%      91%

Green Century Equity Fund Financial Highlights

                                                                         For the Years Ended July 31,
                                                               -----------------------------------------------
                                                                 2003      2002      2001      2000      1999
Net Asset Value, beginning of year............................ $  14.85  $ 20.84   $ 26.42   $ 24.62   $ 20.44
                                                               --------  -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)................................     0.01    (0.05)    (0.11)    (0.14)    (0.08)
  Net realized and unrealized gain (loss) on investment.......     1.59    (4.62)    (4.66)     2.02      4.47
                                                               --------  -------   -------   -------   -------
  Total increase (decrease) from investment operations........     1.60    (4.67)    (4.77)     1.88      4.39
                                                               --------  -------   -------   -------   -------
Less dividends and distributions:
  Distributions from net realized gains.......................       --    (1.32)    (0.81)    (0.08)    (0.21)
                                                               --------  -------   -------   -------   -------
Net Asset Value, end of year.................................. $  16.45  $ 14.85   $ 20.84   $ 26.42   $ 24.62
                                                               ========  =======   =======   =======   =======
Total return..................................................    10.77%  (23.67)%  (18.34)%    7.62%    21.56%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)..........................  $29,347  $27,387   $35,037   $40,931   $29,764
  Ratio of expenses to average net assets.....................    1.50%     1.50%     1.50%     1.50%     1.50%
  Ratio of net investment income (loss) to average net assets.    0.05%    (0.26)%   (0.51)%   (0.59)%   (0.46)%
  Portfolio turnover (a)......................................       8%       13%       19%        9%        8%
(a) Represents portfolio turnover for the Index Portfolio.

                      THIS PAGE INTENTIONALLY LEFT BLANK
                                  YOUR NOTES

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110
--------------------------------------------------------------------------------

                   TO INVEST AND FOR ACCOUNT CORRESPONDENCE:
                              Green Century Funds
                                  PO Box 6110
                          Indianapolis, IN 46206-6110
                                1-800-221-5519

--------------------------------------------------------------------------------

A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference in this prospectus. Additional information about the Green Century Funds' investments is available in the Funds' annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-93-GREEN.


Fund reports, the Statement of Additional Information and other information about the Funds are also available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.


[LOGO] Green Century Funds

        An Investment For Your Future.

811-06351
Printed on recycled paper with soy-based ink.